UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2005
O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 000-32228

Delaware	91-2023525
(State of incorporation)	(I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301
Newark, DE	19713
(Address of principal executive offices)	(Zip Code)
(302) 266-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
Stock Option Awards
On September 29, 2005, the Board of Directors of O2Diesel Corporation (the “Company”) approved stock options to purchase shares of the Company’s common stock under its 2004 Stock Incentive Plan to its executive officers and to certain of its directors. The stock options vest 34% after one year of service as an officer or director and the remaining 66% every six months thereafter in equal increments of 16.5%. The Company previously agreed and disclosed most of these options, except the director options to Richard Roger, Arthur Meyer and E. Holt Williams and the employment options to David Shipman. The following table sets forth information regarding grants to the executive officers and certain directors:

Name	Number of Shares of Common Stock	Option Expiration
	Subject to Stock Options	Date
Alan Rae Chief Executive Officer	1,500,000	7/14/2013

Richard Roger Chief Operating Officer and Former Director	200,000 (for service as director) 1,000,000 (for service as COO)	5/30/2015 6/30/2015

David Shipman Chief Financial Officer	450,000	9/30/2015

Arthur Meyer Director	400,000	5/30/2015

Karim Jobanputra Director	750,000	7/14/2013

Hendrik Rethwilm Director	750,000	7/14/2013

E. Holt Williams Director	200,000	5/30/2015

Jeffrey Cornish Director	200,000	5/30/2015

Appointment of Principal Officer
The disclosure required to be provided herein is incorporated by reference to Item 5.02 below.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 30, 2005, the Board of Directors of the Company appointed Mr. David Shipman as the Chief Financial Officer of the Company. A copy of the Company’s Press Release announcing the appointment is filed hereto as exhibit to this report and is incorporated herein by reference.
On October 1, 2005, the Company entered into an employment agreement with Mr. Shipman to serve as the Chief Financial Officer. Pursuant to the employment agreement, he will receive an annual base salary of $177,500 with incentive compensation of up to 50% of his salary. He will also receive options to purchase 450,000 shares of the Company’s common stock, which will vest 34% after one year of service, and the remaining 66% every six months thereafter in equal increments of 16.5%. The terms of Mr. Roger’s employment are set forth in Exhibit 10.1, which is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description

10.1	Employment Agreement by and between the Company and David Shipman, filed herewith.

99.1	Text of Press Release, issued by O2Diesel Corporation on October 5, 2005, filed herewith.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
O2DIESEL CORPORATION
By: /s/ Alan R. Rae
      Alan R. Rae
      Chief Executive Officer
Date: October 5, 2005